Exhibit 10.1



This Agreement, dated as of September 8, 2011, by and among Prestige Prime Office Limited ("Prestige"), a Hong Kong Corporation, ASPI, Inc., a Delaware corporation, and Huge Earn Investments Limited ("Huge Earn"), a BVI Corporation and Mr CHOY, Po Shu Michael ("Michael"), an individual.

WHEREAS:
Prestige is a Hong Kong Corporation and is 100% owned by ASPI, Inc. which is a Delaware, USA corporation. Exhibit A contains the Certificate of Incorporation.

Huge Earn Investments Limited is a British Virgin Islands Corporation and is 100% owned by Mr CHOY, Po Shu Michael. Exhibit B contains the Certificate of Incorporation and the Certificate of Incumbency.

Mr CHOY, Po Shu Michael, holder of Hong Kong Identity Card no. D301547(6), who is the sole Shareholder and Director of Huge Earn Investments Limited. Exhibit C is the copy of his Hong Kong Identity Card.

ALL parties want, on October 1st, 2011, will transfer the operation of the leasehold BUSINESS CENTRE on 10th Floor from Huge Earn to Prestige, which include decoration, fixtures and fittings, equipments and tenancy agreements with serviced office clients and virtual office clients. It is a requirement hereof that the Landlord will arrange a new lease agreement with Prestige for 3 years starting from October 1st, 2011 to September 30th, 2014.

NOW, ALL parties do hereby agree as follows:

On 1st October 2011, Prestige will take over from Huge Earn Investments Limited the operation of the leasehold business centre situated at Room 1006-1007, 10/F, Tower 2, Silvercord, 30 Canton Road, Tsimshatsui, Hong Kong. Prestige will enter a new Lease with the Landlord for 3 years, Exhibit D is the Lease Agreement.

The Considerations, to be payable to Mr CHOY, Po Shu Michael, agreed by Huge Earn, at:

     1.   25,000,000   common   shares  of  ASPI,   Inc.(with   restricted   and
          unregistered)
     2. Promissory note of USD450,000.00 (subject to a credit for the security deposits paid by the Tenants held by Huge Earn) from Prestige, due upon SIX months' notice without interest

The Company Resolution is attached as per Exhibit E.

The area of the Centre is 4,419 sq.ft. which is decorated with 24 rooms, 2 conference rooms, 1 pantry and reception area. A floor plan is attached as per Exhibit F.

Furthermore, it is equipped with furniture and equipment, details please refer to Exhibit G, which are conveyed by a Bill of Sale herewith.

Currently, 15 offices have been rented out, details of the Tenancy and Deposit held please refer to Exhibit H. The deposit amount of HK$400,000 held by Huge Earn from tenants will be transferred to Prestige, as a credit on the Promissory Note. The rental from 1st October 2011 onwards will be received by Prestige directly under the new master lease of the premises.

Huge Earn has signed 25  Virtual  Office  Agreements,  details  please  refer to
Exhibit I. Prestige agrees to provide service to these companies and or individuals until the end date of the agreements. There is no need for Huge Earn to transfer the payments received to Prestige in regards to Virtual Office Agreements for payments received prior to October 1, 2011.

Huge Earn will provide necessary books and records with the best effort as to obtain a two year business audit on the leasehold "Business Centre", and closing under this Agreement is conditional upon receipt of such audit. Prior to closing, Prestige shall act as the manager of the Business Centre from date hereof.

IN WITNESS WHEREOF, ALL parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                          Prestige Prime Office Limited


                          By: __________________________
                              Name:
                              Title:

                          ASPI, Inc.


                          By: _________________________
                              Name:
                              Title:

                          Huge Earn Investments Limited


                          By:__________________________
                             Name:
                             Title:

                          CHOY, Po Shu Michael


                          ______________________________

                                Tenancy Agreement

An Agreement is made the ____day of _____ , 2011 between the Landlord and the Tenant as more particularly described in the Schedule I.

The Landlord shall let and the Tenant shall take the Premises for the Term of Tenancy and at the Rent as more particularly described in the Schedule I and both parties agree to observe and perform the terms and conditions as follows :-

1. The Tenant shall pay the Rent in advance on the first day of each and every calendar month during the Term of Tenancy. If the Tenant shall fail to pay the Rent after 7 days from the due date, the Landlord shall have right to institute appropriate action to recover the rent and all costs, expenses and other outgoings so incurred by the Landlord in relation to such action shall be a debt owed by the Tenant to the Landlord and shall be recoverable in full by the Landlord.

2. The Tenant shall comply with all ordinances, regulations and rules of Hong Kong and shall observe and perform the covenants, terms and conditions of the Deed of Mutual Covenant and Sub-Deed of Mutual Covenant (if any) relating to the Premises. The Tenant shall not contravene any negative or restrictive covenants contained in the Government Lease(s) under which the Premises are held from the Government.

3.   The Tenant shall pay to the  Landlord  the Security  Deposit set out in the
     Schedule I for the due observance and performance of the terms and conditions therein contained and on his part to be observed and performed. Provided that there is no antecedent breach of any of the terms and conditions herein contained, the Landlord shall refund the Security Deposit to the Tenant without interest within 30 days from the date of delivery of vacant possession of the Premises to the Landlord or settlement of any outstanding payment owed by the Tenant to the Landlord, whichever is later. If the Tenant shall commit a breach of any of the terms and conditions herein contained, this Agreement shall absolutely determine and the Security Deposit paid under this clause shall be absolutely forfeited to the Landlord as and for liquidated damages (but not as penalty) and the rights and remedies given to the Landlord by this clause shall not prejudice any other right of action or any remedy of the Landlord in respect of such breach by the Tenant.

4.   The Landlord shall pay the Property tax payable in respect of the Premises.

5. The Stamp Duty payable on this Agreement shall be borne by the Landlord and the Tenant in equal shares.

6. If there is any conflict between the English version and the Chinese version in this agreement, the English version shall prevail.

7.   The unit will be delivered to the Tenant on "as-is" basis.


Acknowledged the receipt of the Security Deposit     Acknowledged the receipt of ________key(s)
of HK$__________ by the Landlord                     of the Premises by the Tenant





---------------------------------                    ---------------------------------------
Confirmed and Accepted all the terms and             Confirmed and Accepted all the terms and
conditions contained herein by the Landlord:         conditions contained herein by the Tenant:




----------------------------------                   --------------------------------------
HKID / B.R. No.(           )                         HKID / B.R. No.(    )

The Premises            :  Rm 1006-1007, 10/F, Tower 2, Silvercord,
                        :  30 Canton Road, Tsimshatsui, Kowloon, HK

The Landlord            :  Everway Far East Limited
                           Whose *address / registered office is situate at Flat 2, 30/F, 99 Hennessy Road,
                           Wanchai, Hong Kong

The Tenant              :  Prestige Prime Office Limited
                           Whose *address / registered office is situate at Rm 1211-1212, 12/F, Tower 2, Silvercord
                           30 Canton Road, Tsimshatsui, Kowloon, HK

Term of Tenancy         :  From 1 Oct 2011 to  30 Sep 2014 (both days inclusive)

Rent                    :  HK$_132,570.00 per month exclusive of management fee
                           air-conditioning charge and government rates and all other tenant's outgoings.
                           $_____________


1.    User
      The Tenant shall not use or permit to be used the Premises or any part thereof for any purpose other than for office purpose only.

2.    Miscellaneous Payments
      The Tenant shall be  responsible  for the  following  payments  payable in
      respect    of   the    Premises    during   the   Term   of   Tenancy   :-

      *(a) Management fee           : HK$_____ (per month) (subject to revision)

      *(b) Air-Conditioning Charges : HK$_____(per month) (subject to revision)

      *(c) Government Rates         : HK$____(per quarter) (subject to revision)

      *(d) Government Rent          : HK$_____(per quarter)

*Delete where inapplicable.

3.    Rent Free Period
      The Tenant shall be entitled to a rent free period from the _____ to______ (both days inclusive) provided that the Tenant shall be responsible for the charges of Government Rent, management fees, water, electricity, gas telephone and other outgoings payable in respect of Premises during such rent free period.

4.    Break Clause
      Notwithstanding anything to the contrary hereinbefore contained, the Tenant shall be entitled to terminate this tenancy earlier than as herein provided by serving not less than ______months' written notice to the Landlord provided that such notice shall not expire earlier than __________ (i.e. the Tenant shall rent the Premises for at least (______) months).